UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2023

Stronghold Digital Mining, Inc.
(Exact Name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-40931		86-2759890
(Commission File Number)		(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(845) 579-5992
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Information

Stronghold Digital Mining, Inc. (the “Company”) previously filed certain historical and unaudited pro forma condensed consolidated financial information in accordance with Article 11 of Regulation S-X in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 14, 2022 (the “October 2022 Form 8-K”).

This Current Report on Form 8-K is being filed to provide updated unaudited pro forma condensed consolidated financial information of the Company for the year ended December 31, 2022 (the “Updated Pro Forma Financial Information”). The Updated Pro Forma Financial Information updates and supplements the unaudited pro forma condensed consolidated financial information of the Company and related disclosures contained in Exhibit 99.1 to the October 2022 Form 8-K. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the October 2022 Form 8-K or in any other of the Company’s filings with the SEC, the information in this Current Report on Form 8-K shall supersede or supplement the information in such filing.  For more information about the transactions described in Exhibit 99.1 hereto, (the “Transactions”), please refer to the Annual Report on Form 10-K filed by the Company on April 3, 2023, and the Current Reports on Form 8-K filed by the Company on April 3, 2023, February 24, 2023, and November 1, 2022.

The Updated Pro Forma Financial Information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company would have achieved had the Transactions occurred on January 1, 2022, and is not intended to project the future results of operations that the Company may achieve as a result of the Transactions.

Item 9.01	Financial Statements and Exhibits

(b)    Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of the Company for the year ended December 31, 2022, is attached as Exhibit 99.1 hereto:

•	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2022;

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2022; and

•	Notes to unaudited pro forma condensed consolidated financial statements.

(d)     Exhibits.

Exhibit Number	Description
99.1	Unaudited pro forma condensed consolidated financial information of the Company for the year ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGHOLD DIGITAL MINING, INC.

Date: April 5, 2023	By:	/s/ Gregory A. Beard
	Name:	Gregory A. Beard
	Title:	Chief Executive Officer and Chairman